UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2014

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1230 Peachtree Street, NE, Suite 600

Atlanta, GA 30309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (404) 446-2052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Streamline Health Solutions, Inc. (the “Company”) held on August 19, 2014, the Company’s stockholders approved the amendment and restatement of the Streamline Health Solutions, Inc. 2013 Stock Incentive Plan (the “Restated Plan”). Among other things, the Restated Plan (i) increases the number of shares of common stock available for issuance under the plan by 1,600,000 shares and (ii) provides our Board of Directors and the Compensation Committee with discretionary authority to take a variety of actions regarding outstanding awards in the event of a change of control. Under the Restated Plan, the Compensation Committee of the Board of Directors is authorized to grant equity awards to directors, employees (including executive officers) and certain independent contractors, as more fully described and summarized in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 21, 2014 (the “Proxy Statement”). The Restated Plan, which was included as Appendix A to the Proxy Statement, is incorporated herein by reference.  Copies of the Form of Restricted Stock Award Agreement for Non-Employee Directors, the Form of Restricted Stock Award Agreement for Executives and the Form of Stock Option Agreement for Executives are attached hereto as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 5.07.                              Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on August 19, 2014.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board of Director’s solicitation.  At the Annual Meeting, the Company’s stockholders voted upon five proposals.  The proposals are described in detail in the Company’s Proxy Statement.  A brief description and the final vote results for each proposal follow.  Other than with respect to Proposal 4, the Company’s shares of common stock and preferred stock voted together as a single class.

1.  Election of seven directors for terms expiring at the 2015 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Michael K. Kaplan	13,886,219	70,589	4,892,645
Allen S. Moseley	11,430,429	2,526,379	4,892,645
Jonathan R. Phillips	13,886,445	70,363	4,892,645
Andrew L. Turner	13,493,517	463,291	4,892,645
Michael G. Valentine	11,430,583	2,526,225	4,892,645
Edward J. VonderBrink	11,036,532	2,918,927	4,892,645
Robert E. Watson	13,927,403	29,405	4,892,645

As a result, each nominee was elected to serve as a director for a term expiring at the 2015 Annual Meeting of Stockholders.

2.  Approval of a non-binding advisory vote on the compensation of the named executive officers listed in the Proxy Statement (“say-on-pay”):

For	Against	Abstain	Broker Non-Votes
12,949,514	733,540	273,754	4,892,645

As a result, the resolution was approved.

3.  Adoption of the amendment and restatement of the Streamline Health Solutions, Inc. 2013 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
12,107,695	1,572,792	276,321	4,892,645

As a result, the proposal was approved.

4.  Approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 45,000,000:

Class of Equity Security	For	Against	Abstain	Broker Non- Votes
Common Stock	15,481,152	1,023,122	157,686	—
Preferred Stock	2,187,493	0	0	—

As a result, the proposal was approved.

5.  Ratification of the appointment of the firm of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2014:

For	Against	Abstain	Broker Non-Votes
18,827,712	20,091	1,650	—

As a result, the proposal was approved.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1	Streamline Health Solutions, Inc. 2013 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on July 21, 2014).
10.2	Form of Restricted Stock Award Agreement for Non-Employee Directors.
10.3	Form of Restricted Stock Award Agreement for Executives.
10.4	Form of Stock Option Agreement for Executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: August 25, 2014	By:	/s/ Jack W. Kennedy Jr.
		Name:	Jack W. Kennedy Jr.
		Title:	Senior Vice President &
Chief Legal Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Streamline Health Solutions, Inc. 2013 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on July 21, 2014).
10.2	Form of Restricted Stock Award Agreement for Non-Employee Directors.
10.3	Form of Restricted Stock Award Agreement for Executives.
10.4	Form of Stock Option Agreement for Executives.